UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

Surgery Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Seven Springs Way, Suite 600

Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

On December 16, 2025, Surgery Center Holdings, Inc. (the “Issuer”), a wholly-owned subsidiary of Surgery Partners, Inc. (the “Company”), issued an additional $425.0 million aggregate principal amount of 7.250% Senior Notes due 2032 (the “Notes”). In connection with the closing of the offering of the Notes, the Issuer and the direct and indirect subsidiaries of the Issuer that guarantee the Notes entered into a Third Supplemental Indenture, dated as of December 16, 2025 (the “Supplemental Indenture”), with Wilmington Trust, National Association, as trustee, to the indenture, dated as of April 10, 2024 (the “Base Indenture” and, as amended and supplemented, collectively with the Supplemental Indenture, the “Indenture”).

The Notes will be treated as a single series of notes with the $800.0 million outstanding 7.250% Senior Notes due 2032, which the Company issued on April 10, 2024 (the “Existing Notes”), and have the same terms as those of the Existing Notes. The Notes will be issued under the same CUSIP number as the Existing Notes, and the Issuer expects that the Notes and the Existing Notes will be fungible for U.S. federal income tax purposes, except that any Notes issued pursuant to Regulation S will trade separately under a different CUSIP number until 40 days after the issue date of the Notes.

The foregoing description of the Notes and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The Supplemental Indenture should be read together with the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2024, which is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth, or incorporated by reference, in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the information required to be disclosed under this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Third Supplemental Indenture, dated as of December 16, 2025, among Surgery Center Holdings, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2025	SURGERY PARTNERS, INC.

	By:	/s/ David T. Doherty
David T. Doherty
Executive Vice President and Chief Financial Officer